Commitments and Contingencies (Notes)	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments and Contingencies
COMMITMENTS AND CONTINGENCIES

Commitments

Future minimum annual payments applicable to all non-cancellable operating leases and purchase obligations as of December 31, 2011 are as follows (in thousands):

	Payments Due by Period
	2012	2013	2014	2015	2016	Thereafter	Total
Operating leases	$2,021	$1,802	$1,047	$549	$505	$28	$5,952
Purchase Obligations	108	—	—	—	—	—	108
Total	$2,129	$1,802	$1,047	$549	$505	$28	$6,060

We have various cancellable and non-cancellable operating leases related to land, trucks, terminals, right-of-way permits and other operating facilities. In general, these leases have remaining primary terms up to nine years and typically contain multiple renewal options. Total lease expense for all operating leases, including leases with a term of one month or less, was $3.1 million, $2.8 million and $2.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Our purchase obligations include service agreement commitments that are enforceable and legally binding on us that meet any of the following criteria: (1) they are non-cancellable, (2) we would incur a penalty if the agreement was cancelled, or (3) we must make specified minimum payments even if we do not take delivery of the contracted products or services. If we can unilaterally terminate the agreement simply by providing a certain number of days notice or by paying a termination fee, we have included the termination fee or the amount that would be paid over the "notice period." Contracts that can be unilaterally terminated without a penalty are not included. Total expense under these service agreements was $0.2 million for the year ended December 31, 2011. No amounts were recorded for the years ended December 31, 2010 and 2009, respectively.

Indemnification

As part of the Amended Omnibus Agreement, Tesoro indemnifies us for certain environmental liabilities and title and tax matters associated with the ownership or operation of our assets at or before the closing of the Initial Offering on April 26, 2011 and the subsequent acquisitions. With respect to assets that we acquired from Tesoro, indemnification for unknown environmental and title liabilities is limited to pre-closing conditions identified prior to the earlier of the date that Tesoro no longer controls our general partner or five years after the date of purchase. Under the Amended Omnibus Agreement, which became effective September 14, 2012, the aggregate annual deductible for each type (unknown environmental liabilities or title matters) of liability was $0.5 million before we are entitled to indemnification in any calendar year in consideration of the Martinez Marine Terminal Acquisition and the Long Beach Assets Acquisition. The aggregate annual deductible in effect at December 31, 2011 was $0.25 million.

We have agreed to indemnify Tesoro for events and conditions associated with the ownership or operation of our assets that occur after the closing of the Initial Offering and the subsequent acquisitions and for environmental liabilities related to our assets to the extent Tesoro is not required to indemnify us for such liabilities. See Notes D and R for additional information regarding the Amended Omnibus Agreement.

Contingencies

In the ordinary course of business, we may become party to lawsuits, administrative proceedings and governmental investigations, including environmental, regulatory and other matters. The outcome of these matters cannot always be predicted accurately, but the Predecessors and TLLP have accrued liabilities for certain of these matters based on their best estimates and applicable accounting guidelines and principles if the amount is probable and estimable. (See Notes H and I for amounts accrued for environmental liabilities and AROs). Contingencies arising from conditions existing before the Initial Offering and the subsequent acquisitions from Tesoro that have been identified after the closing of each transaction will be recorded in accordance with the indemnification terms set forth in the Amended Omnibus Agreement, while any contingencies arising from events after the Initial Offering and the subsequent acquisitions from Tesoro will be fully recognized by TLLP. We did not have any outstanding lawsuits, administrative proceedings or governmental investigations as of December 31, 2011.

Environmental Liabilities

Our Predecessors recorded environmental liabilities when site restoration and environmental remediation and cleanup obligations were considered probable and could be reasonably estimated. Environmental liabilities of $6.4 million were accrued as of December 31, 2010, for groundwater and soil remediation projects at our Martinez, Stockton, Burley and Anchorage terminals. Environmental liabilities of $3.9 million were accrued as of December 31, 2011, for groundwater and soil remediation projects at the Martinez Crude Oil Marine Terminal and the Long Beach Assets. The liabilities associated with the initial assets were retained by Tesoro at the closing of the Initial Offering and the liabilities associated with the Martinez Crude Oil Marine Terminal and Long Beach Assets were retained by Tesoro at the closing of the Martinez Marine Terminal Acquisition and the Long Beach Assets Acquisition, respectively. Further, the Predecessors capitalized environmental expenditures that extended the life or increased the capacity of assets as well as expenditures that prevented environmental contamination.
Asset Retirement Obligations

AROs primarily include regulatory or contractual obligations for the expected future demolition or removal of assets and related hazardous materials, if applicable, located at our leased facilities. Our Predecessors have historically recorded liabilities for AROs at a number of operated pipeline, terminal and storage properties. Upon completion of the Initial Offering, the Partnership assumed the existing AROs and adopted the accounting policies of the TLLP Predecessor in recognizing future liabilities.  Changes in AROs for the years ended December 31, 2011 and 2010 were as follows (in thousands):

	December 31, 2011	December 31, 2010
Balance, January 1	$41	$43
Accretion Expense	3	2
Changes in timing and amount of estimated cash flows	—	(4)
Balance, December 31	$44	$41